UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 17, 1998
Date of Report (Date of earliest event reported)

DECADE COMPANIES INCOME PROPERTIES, A LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

           Wisconsin
0-21455                          39-1518732
(State or other jurisdiction          (Commission File               (IRS
Employer
of incorporation)                 Number)                      Identification
No.)

250 Patrick Blvd, Suite 140
                                      Brookfield, WI
53045-5864
                    (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (414) 792-9200

ITEM 4:    Changes in Registrant's Certifying Accountants

     In December 1998, the General Partner of the Partnership approved the engagement of Virchow, Krause & Company, LLP as its independent auditors for the fiscal year ending December 31, 1998 to replace the firm of Ernst & Young LLP, who were dismissed as auditors of the Partnership effective December 17, 1998.

     The reports of Ernst & Young LLP on the Partnership's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Partnership's financial statements for each of the two fiscal years ended December 31, 1997 and 1996, and for the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report.

The Partnership has provided Ernst & Young LLP with a copy of the disclosures contained herein and has requested Ernst & Young LLP to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated December 18, 1998, is filed as Exhibit 16 to this Form 8-K.

ITEM 7:     Financial Statements and Exhibits

          (c) Exhibits. See "Exhibit Index" on the last page of this report, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Decade Companies Income Properties,
                              A Limited Partnership
                                        (Registrant)

                              By: Decade
Companies                                                      (General
Partner of the                                    Registrant)

Date: December 18, 1998               By:/s/ Jeffrey
Keierleber                                            Jeffrey
Keierleber,                                      Principal Executive
                                     Officer and
Principal                                      Financial and
                                     Accounting Officer of the
                    Registrant

Decade Companies Income Properties

Exhibit Index
to
Form 8-K Current Report
(Date of Event Reported: December 17, 1998)

Exhibit                                                     Filed
Number                    Description                         Herewith

    16          Letter of Ernst & Young, LLP to the Securities and
          Exchange Commission dated December 18, 1998          X